SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

June 27, 2002
(Date of earliest event reported)

CONSOLIDATED WATER CO. LTD.
(Exact name of Registrant as specified in its charter)

Cayman Islands, B.W.I. (State of incorporation or organization)	0-25248 (Commission File No.)	Not Applicable (IRS Employer Identification No.)

Trafalgar Place, West Bay Road
P.O. Box 1114 GT
Grand Cayman, Cayman Islands, B.W.I.
(Address of principal executive offices)

(345) 945-4277
(Registrant’s telephone number, including area code)

Item 4. Changes in Registrant’s Certifying Accountant.

     Consolidated Water Co. Ltd. (the “Company”) dismissed its independent accountants, PricewaterhouseCoopers, on June 27, 2002. During the past two fiscal years, PricewaterhouseCoopers’ report on the Company’s financial statements for each of the two fiscal years ended December 31, 2000 and 2001 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. The decision to dismiss PricewaterhouseCoopers was recommended and approved by the audit committee of the board of directors of the Company.

     During each of the Company’s fiscal years ended December 31, 2000 and 2001 and the interim period through June 27, 2002, there were no disagreements with PricewaterhouseCoopers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of PricewaterhouseCoopers, would have caused PricewaterhouseCoopers to make reference to the subject matter of the disagreements in connection with its reports on our financial statements for such years. The Company has authorized PricewaterhouseCoopers to respond fully to the inquiries, if any, of its future independent accountants with regard to any accounting or financial matters relating to the Company.

Item 7. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

     None.

(b) Pro Forma Financial Information.

     None.

(c) Exhibits.

Exhibit	Exhibit Description

99.1	Letter from PricewaterhouseCoopers to the Securities and Exchange Commission dated July 3, 2002.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSOLIDATED WATER CO. LTD.

By: /s/ Frederick W. McTaggart

Name: Frederick W. McTaggart Title: President

Date: July 5, 2002

EXHIBIT INDEX

Exhibit	Description

99.1	Letter from PricewaterhouseCoopers to the Securities and Exchange Commission dated July 3, 2002.

4